INCOME TAXES	12 Months Ended
Jun. 28, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Income before provision for income taxes consists of the following (in thousands):

	2017	2016	2015
Domestic	$186,679	$258,905	$257,228
Foreign	21,829	27,482	27,049
Total income before provision for income taxes	$208,508	$286,387	$284,277

The provision for income taxes consists of the following (in thousands):

	2017	2016	2015
Current income tax expense:
Federal	$64,407	$48,896	$60,575
State	13,358	10,843	11,990
Foreign	2,490	3,497	3,319
Total current income tax expense	80,255	63,236	75,884
Deferred income tax (benefit) expense:
Federal	(19,647)	21,842	11,674
State	(3,064)	704	2,156
Foreign	141	(15)	(96)
Total deferred income tax (benefit) expense	(22,570)	22,531	13,734
	$57,685	$85,767	$89,618

A reconciliation between the reported provision for income taxes and the amount computed by applying the statutory Federal income tax rate of 35% to income before provision for income taxes is as follows (in thousands):

	2017	2016	2015
Income tax expense at statutory rate	$72,978	$100,236	$99,496
FICA tax credit	(20,657)	(20,497)	(18,633)
State income taxes, net of Federal benefit	5,928	9,614	8,646
Other	(564)	(3,586)	109
	$57,685	$85,767	$89,618

The income tax effects of temporary differences that give rise to significant portions of deferred income tax assets and liabilities as of June 28, 2017 and June 29, 2016 are as follows (in thousands):

	2017	2016
Deferred income tax assets:
Leasing transactions	$32,019	$32,826
Stock-based compensation	14,029	12,817
Restructure charges and impairments	3,533	2,211
Insurance reserves	19,700	18,015
Employee benefit plans	288	501
Gift cards	23,670	18,609
State net operating losses	2,554	3,030
Federal credit carryover	12,697	14,722
State credit carryover	3,148	3,238
Other, net	8,480	7,930
Less: Valuation allowance	(5,232)	(5,315)
Total deferred income tax assets	114,886	108,584
Deferred income tax liabilities:
Prepaid expenses	19,506	17,360
Goodwill and other amortization	30,213	28,659
Depreciation and capitalized interest on property and equipment	26,375	43,858
Other, net	1,763	4,382
Total deferred income tax liabilities	77,857	94,259
Net deferred income tax asset	$37,029	$14,325

We have deferred tax assets of $6.4 million reflecting the benefit of state loss carryforwards, before federal benefit and valuation allowance, which expire at various dates between fiscal 2018 and fiscal 2037. We have deferred tax assets of $12.7 million of federal and $4.8 million state tax credits, before federal benefit and valuation allowance, which expire at various dates between fiscal 2024 and fiscal 2035. The recognized deferred tax asset for the state loss carryforwards is $0.5 million and the federal tax credits is $12.7 million. The federal credit carryover is limited by Section 382 of the Internal Revenue Code.
The valuation allowance decreased by $0.1 million in fiscal 2017 to recognize certain state net operating loss benefits management believes are more-likely-than-not to be realized.

No provision was made for the United States federal and state income taxes on certain outside basis differences, which primarily relate to accumulated unrepatriated foreign earnings of approximately $3.8 million as of June 28, 2017.  It is not practicable to estimate the amount of tax that might be payable because our intent is to permanently reinvest these earnings or to repatriate earnings when it is tax effective to do so.
A reconciliation of unrecognized tax benefits for the fiscal years ended June 28, 2017 and June 29, 2016 are as follows (in thousands):

	2017	2016
Balance at beginning of year	$4,989	$3,843
Additions based on tax positions related to the current year	402	1,359
Additions based on tax positions related to prior years	31	2,332
Settlements with tax authorities	(681)	(1,963)
Expiration of statute of limitations	(679)	(582)
Balance at end of year	$4,062	$4,989

The total amount of unrecognized tax benefits that would affect income tax expense if resolved in our favor was $3.1 million and $3.9 million as of June 28, 2017 and June 29, 2016, respectively. We do not expect any material changes to our liability for uncertain tax positions during the next 12 months.
We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. During fiscal 2017, we recognized approximately $0.2 million in interest expense. During fiscal 2016 and 2015, we recognized expenses of approximately $1.3 million and $0.2 million, respectively, in interest due to the reduction of accrued interest from statute expirations and settlements, net of accrued interest for remaining positions. As of June 28, 2017, we had $0.6 million ($0.4 million net of a $0.2 million Federal deferred tax benefit) of interest and penalties accrued, compared to $0.8 million ($0.6 million net of a $0.2 million Federal deferred tax benefit) at June 29, 2016.

Our income tax returns are subject to examination by taxing authorities in the jurisdictions in which we operate. The periods subject to examination for our federal return are fiscal 2015 to fiscal 2016 and fiscal 2013 to fiscal 2016 for our Canadian returns. State income tax returns are generally subject to examination for a period of three to five years after filing. We have various state income tax returns in the process of examination or settlements. Our federal return for fiscal 2015 and 2016 are currently under examination through the Internal Revenue Service: Compliance Assurance Process (CAP) program. There are no unrecorded liabilities associated with these examinations.